UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CDW Corporation 2021 Long-Term Incentive Plan

At the 2021 Annual Meeting of Stockholders of CDW Corporation (the “Company”) held on May 20, 2021 (the “Annual Meeting”), the Company’s stockholders approved the CDW Corporation 2021 Long-Term Incentive Plan (the “LTIP”), which previously had been approved by the Company’s Board of Directors (the “Board”) subject to stockholder approval. The LTIP replaces the CDW Corporation Amended and Restated 2013 Long-Term Incentive Plan (the “Prior Plan”) and is largely based on the Prior Plan, but with updates to the available shares and other administrative changes. The following paragraphs provide a summary of certain terms of the LTIP.

Consistent with the Prior Plan, the purposes of the LTIP are to: (i) align the interests of the Company’s stockholders and the recipients of awards under the LTIP by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors and agents; and (iii) motivate such persons to act in the long-term best interests of the Company and its stockholders.

Under the LTIP, the Company may grant: (i) nonqualified stock options; (ii) incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended); (iii) stock appreciation rights (“SARs”); (iv) restricted stock, restricted stock units and other stock awards (“Stock Awards”); and (v) performance awards. Subject to the terms and conditions of the LTIP, the number of shares of Company common stock authorized for grants under the Incentive Plan is 6,600,000 shares plus the number of shares that remained available for future grant under the Prior Plan as of the effectiveness of the LTIP. The LTIP’s share limit will be reduced by the aggregate number of shares of Company common stock which become subject to outstanding options, outstanding free-standing SARs, outstanding Stock Awards and outstanding performance awards denominated in shares of Company common stock.

The foregoing description of the LTIP does not purport to be complete and is qualified in its entirety by reference to the complete text of the LTIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

CDW LLC Nonqualified Deferred Compensation Plan

On May 19, 2021, the Compensation Committee of the Board adopted the CDW LLC Nonqualified Deferred Compensation Plan (the “Plan”), effective July 1, 2021. The Plan allows a select group of management and highly compensated coworkers, including all executive officers of the Company, to elect to defer the receipt of a portion of their base salaries and bonuses, and to receive such deferred compensation in the form of a lump sum or periodic installments, as elected by the coworker. The Plan also permits CDW LLC, in its sole discretion, to credit additional amounts to the deferral accounts of some or all Plan participants.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company approved amendments to the Company’s Fifth Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to (i) eliminate the supermajority voting requirement in Article Eleven thereof and to make certain non-substantive changes and (ii) eliminate the obsolete competition and corporate opportunity provision (collectively, the “Amendments”), as further described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2021. The Amendments to the Certificate of Incorporation became effective upon the filing of a Certificate of Amendment to Certificate of Incorporation (“Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 20, 2021. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On May 20, 2021, the Company also filed with the Secretary of State of the State of Delaware the Sixth Restated Certificate of Incorporation that restated and integrated, but did not further amend, the Certificate of Incorporation (as amended through the filing of the Certificate of Amendment described above). The foregoing description is qualified in its entirety by reference to the full text of the Sixth Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2021, the Company held the Annual Meeting. The final voting results for each of the matters submitted to a stockholder vote at the Annual Meeting are set forth below.

1.

The stockholders elected ten Directors with terms expiring at the Company’s 2022 Annual Meeting of Stockholders, subject to the election and qualification of their successors, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Virginia C. Addicott	124,529,147	350,717	43,945	6,212,840
James A. Bell	124,528,606	349,597	45,606	6,212,840
Lynda M. Clarizio	124,111,419	768,610	43,780	6,212,840
Paul J. Finnegan	124,106,787	770,843	46,179	6,212,840
Anthony R. Foxx	123,543,704	1,334,200	45,905	6,212,840
Christine A. Leahy	124,777,652	108,171	37,986	6,212,840
Sanjay Mehrotra	124,200,773	678,503	44,533	6,212,840
David W. Nelms	123,677,277	1,200,812	45,720	6,212,840
Joseph R. Swedish	122,661,135	2,216,737	45,937	6,212,840
Donna F. Zarcone	124,528,153	353,532	42,124	6,212,840

2.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	118,935,874	5,934,500	53,435	6,212,840

3.

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	130,366,672	725,586	44,391

4.

The stockholders approved the Amendment to the Company’s Certificate of Incorporation to eliminate the supermajority voting requirement in Article Eleven and to make certain non-substantive changes, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Amendment to the Company’s Certificate of Incorporation to Eliminate the Supermajority Voting Requirement in Article Eleven and to Make Certain Non-Substantive Changes	124,822,326	64,204	37,279	6,212,840

5.	The stockholders approved the Amendment to the Company’s Certificate of Incorporation to eliminate obsolete competition and corporate opportunity provision, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Amendment to the Company’s Certificate of Incorporation to Eliminate Obsolete Competition and Corporate Opportunity Provision	124,838,343	45,437	40,029	6,212,840

6.	The stockholders approved the CDW Corporation 2021 Long-Term Incentive Plan, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the CDW Corporation 2021 Long-Term Incentive Plan	119,533,450	5,361,974	28,385	6,212,840

7.

The stockholders approved the Amendment to the CDW Corporation Coworker Stock Purchase Plan (“CSPP”) to increase the number of shares of Company common stock available for issuance under the CSPP by 800,000 shares, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Amendment to the CDW Corporation Coworker Stock Purchase Plan	124,670,204	230,448	23,157	6,212,840

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation of CDW Corporation

3.2	Sixth Restated Certificate of Incorporation of CDW Corporation

10.1	CDW Corporation 2021 Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: May 21, 2021	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel and Corporate Secretary

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